UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 25, 2013

EASTON-BELL SPORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123927	20-1636283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7855 Haskell Avenue, Suite 200

Van Nuys, CA 91406

(Address of principal executive offices) (Zip Code)

(818) 902-5800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    Effective August 25, 2013, the Board of Directors of Easton-Bell Sports, Inc. (the “Company”) appointed Mary George as a director of the Company to fill the vacancy resulting from the expiration of Michael Wilskey’s term as a member of the Board of Directors. Mr. Wilskey’s term as a member of the Board of Directors expired as of August 25, 2013. His departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTON-BELL SPORTS, INC.

Date: August 27, 2013	By:	/s/ Mark A. Tripp

Mark A. Tripp
Chief Financial Officer, Senior Vice President, Treasurer and Secretary